SUNAMERICA SERIES TRUST

Filed under Rule 497(e)

Registration No. 033-52742

Supplement to the Statement of

Additional Information dated May 1, 2014

The following changes are effective on or about January 16, 2015:

Under the heading Subadvisory Agreements, Subadvisory Fees, all reference to the Total Return Bond Portfolio is deleted in its entirety. The fee schedule information in the table for Massachusetts Financial Services Company (“MFS”) and J.P. Morgan Investment Management Inc. (“JPMorgan”) is hereby supplemented by adding the following information with respect to the SA JPMorgan MFS Core Bond Portfolio:

SUBADVISER	PORTFOLIO	ANNUAL FEE (as a % of the average daily net assets the Subadviser Manages in the Portfolio)

JPMorgan	SA JPMorgan MFS Core Bond Portfolio:	0.12%

MFS	SA JPMorgan MFS Core Bond Portfolio:	0.15% first $500 million
		0.12% next $1,500 million
		0.10% thereafter

Under Portfolio Managers, in the section Other Accounts with regard to Pacific Investment Management Company, LLC (“PIMCO”), information pertaining to Scott A. Mather, Mark R. Kiesel and Mihir P. Worah is hereby deleted in its entirety. The table is further supplemented as follows:

Advisers/ Subadviser	Portfolio Managers	Other Accounts (As of October 21, 2014)
		Registered Investment Companies		Pooled Investment Vehicles		Other Accounts
		No. of Accounts	Assets (in millions)	No. of Accounts	Total Assets (in millions)	No. of Accounts		Total Assets (in millions)
MFS	Marston, Joshua P.	7	$19,140.7	8	$4,854.3	11			$582.4
	Persons, Robert D.	11	$14,196.5	5	3,970.1	2			$266.8
	Wakelin, Jeffrey S.	2	$7,047.9	1	$547.0	1			$169.5

JPMorgan	Douglas Swanson	14	$45,763	8	$11,099	56	(4)	$ ($	13,991 2,177)
	Peter Simons	10	$13,589	3	$7,620	29	(1)	$ ($	7,516 35)
	Henry Song	5	$12,236	1	$103	21			$3,392

Please retain this supplement for future reference.

Date:    December 16, 2014